UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

THESTREET.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 15th Floor, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

N/A (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a)        On June 21, 2005, the Audit Committee of the Board of Directors of TheStreet.com, Inc. ("TheStreet.com"; or the "Company") engaged Marcum & Kliegman LLP ("M&K") to serve as the Company's independent registered public accounting firm for the year ended December 31, 2005. The Audit Committee dismissed Ernst & Young LLP ("E&Y"), the Company's independent registered public accounting firm since 2002.

E&Y's reports on TheStreet.com's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During TheStreet.com's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter in its reports on TheStreet.com's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

TheStreet.com has provided E&Y with a copy of the foregoing disclosures. A copy of E&Y's letter to the Securities and Exchange Commission regarding such disclosures, dated June 21, 2005, is attached as Exhibit 16.1.

(b)        On June 21, 2005, the Audit Committee engaged M&K to serve as the Company's independent registered public accounting firm for the year ended December 31, 2005. Since January 1, 2003 and through June 21, 2005, the Company has not consulted with M&K regarding: (i) the application of accounting principles to any transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Exhibits.

(c) Exhibits

16.1	Letter from E&Y to the Securities and Exchange Commission dated June 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

Date: June 21, 2005	By:	/s/ Thomas J. Clarke, Jr.
Thomas J. Clarke, Jr.
Chief Executive Officer

EXHIBIT INDEX

16.1	Letter from E&Y to the Securities and Exchange Commission dated June 21, 2005